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                                                                 EXHIBIT 10.10.1

Schedule identifying substantially identical agreements, between Visteon Corporation ("Visteon") and each of the persons named below, to the Revised Change in Control Agreement constituting Exhibit 10.10 to the Annual Report on Form 10-K of Visteon for the period ended December 31, 2003.

                                      Name

                              Peter J. Pestillo
                              Michael F. Johnston
                              Daniel R. Coulson
                              James C. Orchard
                              Anjan Chatterjee
                              Stacy L. Fox
                              Robert H. Marcin